UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350
Wayne, Pennsylvania, 19087
(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2022, the Board of Directors of Radian Group Inc. (the “Company”), as part of its regular course review of the Company’s corporate governance documents, approved amendments to the Company’s by-laws related to meetings of the Company’s stockholders to:

(i)	reflect that written notice of a stockholder meeting will include the means of remote communications, if any, by which the meeting will be held (by-law Section 2.03);

(ii)	provide that a list of the Company’s stockholders will be made available for inspection by stockholders during the 10 days before a meeting of stockholders (by-law Section 3.09); and

(iii)

address matters relating to Rule 14a-19 (the “Universal Proxy Rule”) under the Securities Exchange Act of 1934, including (a) a requirement that, upon request by the Company, a stockholder seeking to nominate director(s) at an annual meeting deliver to the Company, no later than five business days prior to the applicable meeting of stockholders, reasonable evidence that it has met the requirements of the Universal Proxy Rule; and (b) to provide that the Company may disregard any proxies or votes solicited for the nominees proposed by a stockholder who has provided notice to the Company pursuant to the Universal Proxy Rule if such stockholder thereafter fails to comply with the requirements of federal securities laws, regulations and rules, including the Universal Proxy Rule, applicable to such solicitation (by-law Section 4.13).

These amendments are reflected in the Third Amended and Restated By-laws, which also incorporate ministerial updates and conforming changes.

The Third Amended and Restated By-laws were effective upon approval by the Company’s Board of Directors. The preceding description of the amendments is qualified in its entirety by reference to the Third Amended and Restated By-laws. A copy of the Company’s Third Amended and Restated By-laws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Radian Group Inc. Third Amended and Restated By-laws

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: November 14, 2022	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
Senior Executive Vice President, General Counsel and Corporate Secretary